2026 Second Quarter Earnings Conference Call July 27, 2026

Forward Looking Statements & Additional Disclosures Some statements in this news release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will”, “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, and similar expressions and statements regarding Hope Bancorp’s strategic initiatives, the pending acquisition of the Commercial Banking Unit of SMBC MANUBANK (“MANUBANK”), and Hope Bancorp’s future financial and operational results and capital allocation strategy. With respect to any such forward-looking statements, Hope Bancorp claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. Hope Bancorp’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. With the consummation of the pending acquisition of MANUBANK, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among other things: the failure of the conditions to closing to be satisfied or waived; difficulties and delays in integrating Hope Bancorp and MANUBANK and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; and deposit attrition, operating costs, customer loss and business disruption following the acquisition, including difficulties in maintaining relationships with employees and customers, which may be greater than expected. The closing of the proposed transaction is subject to regulatory approvals and the satisfaction of other customary closing conditions. Other risks and uncertainties include, but are not limited to: possible deterioration of economic conditions in Hope Bancorp’s areas of operation and in the U.S. generally or elsewhere, including as a result of the interest rate environment, supply chain disruptions, inflation, labor shortages, changes in the housing and real estate markets, consumer confidence and spending habits; risk of adverse economic or political conditions in South Korea; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; the possibility that Hope Bancorp may discontinue or otherwise limit repurchases of its common stock; risk of significant non-earning assets and net credit losses that could occur, particularly in times of weak economic conditions or rising interest rates; the failure of or changes to assumptions and estimates underlying Hope Bancorp’s allowance for credit losses; risk of natural disasters; risk of cybersecurity incidents; potential increases in deposit insurance assessments and regulatory risks associated with current and future regulations; the outcome of any legal proceedings that may be instituted against Hope Bancorp; and the impact of U.S. and global trade policies, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom fluctuations in commodity prices such as oil, as well as geopolitical instability and international tensions. For additional information concerning these and other risk factors, see Hope Bancorp’s most recent Annual Report on Form 10-K and other documents Hope Bancorp files with the SEC from time to time. Hope Bancorp does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Q2 2026 Financial Overview – Continued Progress on Key Priorities Capital - Strong position and effective deployment • Total capital ratio was 13.95% at 06/30/26; tangible common equity (“TCE”) ratio(1) was 9.58% at 06/30/26 • Repurchased ~773 thousand common shares in 1H26; declared common stock dividend of $0.14 per share per quarter • Continued progress toward completing the acquisition of the Commercial Banking Unit of SMBC MANUBANK (“MANUBANK”); expected to close in 2H26, subject to regulatory approvals and other customary closing conditions Deposits – Continued growth and mix improvement • Total deposits of $15.9B at 06/30/26, +1% QoQ (+4% annualized) • Non-maturity interest bearing deposits up 1% QoQ; noninterest bearing demand deposits up 5% QoQ; planned decrease of higher- cost time deposits to support continued improvement in the cost of funds Loans – Broad-based growth • Gross loans of $15.0B at 06/30/26, +2% QoQ (+8% annualized). Growth led by commercial & industrial (“C&I”), with additional contributions from commercial real estate and residential mortgage • Gross loan-to-deposit ratio of 94.7% at 06/30/26 Asset Quality – Stable credit quality QoQ and meaningful improvement YoY • Criticized loans were $334MM (2.24% of total loans receivable) at 06/30/26, up 3% QoQ and down 19% YoY • Classified loans were $205MM (1.37% of total loans receivable) at 06/30/26, down 19% QoQ and down 26% YoY • Nonperforming assets (“NPA”) down 6% QoQ to $113MM at 06/30/26 or 0.59% of total assets Earnings – Improved profitability • 2Q26 highlights: revenue growth and positive operating leverage, driven by loan growth, net interest margin expansion, lower funding costs, customer fee income growth and expense discipline ✓ 2Q26 reported earnings: $0.26 per diluted common share, up 12% QoQ. 2Q25 loss per share of $(0.19) included notable items related to merger expenses, securities repositioning and CA tax law change ✓ 2Q26 earnings excluding notable items(1): $0.27 per diluted common share, up 17% QoQ and up 40% YoY • All profitability ratios improved QoQ and YoY Total Capital & TCE Ratio(1) at 06/30/26 13.95% / 9.58% NPA/Total Assets at 06/30/26 0.59% Gross Loans at 06/30/26 $15.0B Total Deposits at 06/30/26 $15.9B 2Q26 Reported Net Income / EPS $33.0MM / $0.26 2Q26 Pre-Provision Net Revenue(1) $49.4MM (1) TCE ratio, pre-provision net revenue, and earnings per share excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. Pre-provision net revenue is defined as total revenue (net interest income plus noninterest income) less noninterest expense, before provision for credit losses and income taxes. 3

Strong Capital Ratios and Effective Capital Management

Capital Ratios

	06/30/2026	03/31/2026	06/30/2025
Leverage Ratio	**11.07%**	11.11%	10.58%
Common Equity Tier 1 ("CET1") Capital Ratio	**12.27%**	12.36%	12.08%
Tier 1 Capital Ratio	**12.95%**	13.05%	12.77%
Total Capital Ratio	**13.95%**	14.07%	13.78%
Tangible Common Equity ("TCE") Ratio[(1)]	**9.58%**	9.68%	9.44%
TCE Per Share[(1)]	**$13.85**	$13.73	$13.28

Capital Ratio Comparison at 06/30/2026



9.58%
5.00%
11.07%
5.00%
12.27%
6.50%
13.95%
10.00%
TCE Ratio(1)
Leverage Ratio
CET1 Capital Ratio
Total Capital Ratio
Well Capitalized Regulatory Minimum
Capital above well capitalized regulatory minimum

(1) TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

- **Returning capital to stockholders:**
  - **Dividend**: Quarterly common stock dividend of $0.14 per share, or $0.56 per share annualized. Equivalent to an annualized dividend yield of 4.09% at 06/30/26
  - **Repurchases**: Repurchased 772,726 shares of common stock in 1H26 at an average price of $11.25 per share. $27MM remains available under current share repurchase authorization at 06/30/26
- **Strong capital ratios provide flexibility to support growth and capital returns**
- **Capital remains comfortably above regulatory well-capitalized thresholds**
- **Strategic acquisition of MANUBANK**:
  - Opportunity to expand middle market and multinational banking capabilities, add specialty deposit verticals and broaden footprint in Southern California
  - Expected to enhance earnings capacity and returns on tangible equity, as well as support effective capital management
  - Anticipated to close in 2H26, subject to regulatory approvals and the satisfaction of other customary closing conditions

Hope Bancorp

4

Well-Diversified Loan Portfolio, Diverse & Granular Deposit Base

Loan Composition by Product Type



$1.2B
(8%)
Multifamily Residential
$2.5B
(17%)
Residential Mortgage & Other
$2.8B
(19%)
Owner-Occupied CRE
Nonowner-Occupied CRE
$4.6B
(30%)
C&I
$3.9B
(26%)
$15.0B
Gross Loans(1)
(at 06/30/26)

(1) Including loans held for sale.

Deposit Composition by Product Type



$6.2B
(40%)
Time Deposits
Noninterest Bearing Demand Deposits
$3.6B
(22%)
Money Market, Interest Bearing Demand & Savings Deposits
$6.1B
(38%)
$15.9B
Total Deposits
(at 06/30/26)

- Gross loans, including loans held for sale, totaled $15.0B at 06/30/26, up 2% QoQ (8% annualized) and up 4% YoY
- QoQ and YoY growth across the major portfolios of CRE, C&I and residential mortgage. Reflected continued customer demand across the Company's lending businesses

- Total deposits of $15.9B at 06/30/26, up 1% QoQ (4% annualized) and down slightly YoY
- Non-maturity interest bearing deposits (excluding time deposits) up 1% QoQ and noninterest bearing demand deposits up 5% QoQ. Planned decrease in time deposits to support a lower cost of funds
- Benefits of Territorial Bancorp acquisition: customer retail deposit growth in Hawaii up 6% year-to-date

Hope Bancorp

5

Growing Net Interest Income and Improving Net Interest Margin

Net Interest Income & Net Interest Margin
($ Millions) (%)



$117
2.69%
$127
2.89%
$127
2.90%
$124
2.90%
$129
2.96%
2Q25
3Q25
4Q25
1Q26
2Q26
Net Interest Income
NIM (annualized)

QoQ Change in Net Interest Margin



+6bps QoQ
2.90%
+4bps
Increase in loan yields
+3bps
Decrease in funding costs
-1bp
Net impact of balance sheet mix change
2.96%
1Q26
2Q26 NIM Expansion
2Q26

- 2Q26 net interest income ("NII") of $129MM, up 4% QoQ, reflected net interest margin ("NIM") expansion and average loan growth. NII up 10% YoY from $117MM
- 2Q26 NIM of 2.96%, up 6bps QoQ, primarily driven by positive impact of higher loan yields and lower funding costs
- 2Q26 NIM up 27bps YoY, largely driven by a 46bps YoY decrease in cost of interest bearing deposits. Interest bearing deposit cost reduction reflected cuts in Federal Funds target rate over the period and positive impact of Territorial Bancorp acquisition, which contributed lower cost deposits to the Bank's funding mix

Hope Bancorp
6

$12.6 $12.4 $12.3 $12.2 $12.3 $3.5 $3.5 $3.5 $3.3 $3.4 2Q25 3Q25 4Q25 1Q26 2Q26 Avg Interest Bearing ("IB") Deposits Avg Non IB Deposits 90% 91% 93% 94% 94% 2.96% 2.88% 2.75% 2.64% 2.60% 3.77% 3.69% 3.52% 3.37% 3.31% 4.50% 4.46% 4.02% 3.75% 3.75% 2Q25 3Q25 4Q25 1Q26 2Q26 Cost of Total Deposits (annualized) Cost of IB Deposits (annualized) Avg Fed Funds Upper Target Rate Average Loans, Deposits, Yields & Rates 5.88% 5.92% 5.80% 5.69% 5.73% 4.50% 4.46% 4.02% 3.75% 3.75% 2Q25 3Q25 4Q25 1Q26 2Q26 Avg Loan Yield (annualized) Avg Fed Funds Upper Target Rate Average Deposits Average Loans ($ Billions) ($ Billions) $14.4 $14.5 $14.6 $14.7 $14.8 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 2Q25 3Q25 4Q25 1Q26 2Q26 Costs of Average Deposits Relative to Fed Funds Rate Average Loan Yields Relative to Fed Funds Rate $15.8$15.9$16.1 $15.6 Avg Loan-to-Deposit Ratio 7 $15.7

Positive Momentum in Noninterest Income


Noninterest Income
(excluding notable items)(1)
($ Millions)
GAAP Noninterest Loss
$(23.0)
$15.9(2)
$2.5
$6.3
$4.0
$3.1
$15.4
$3.5
$5.9
$2.8
$3.2
$18.4
$2.3
$9.1
$1.2
$2.6
$3.2
$17.0
$2.7
$7.1
$0.6
$3.3
$3.3
$18.9
$2.2
$7.7
$1.2
$4.4
$3.4
2Q25
3Q25
4Q25
1Q26
2Q26
Service Fees on Deposit Accounts
Other Customer Driven Income & Fees
Net Gains on SBA Loan Sales
Other Noninterest Income
Net Gains on AFS Securities Sale

- 2Q26 noninterest income increased to $19MM, up $2MM QoQ, and up $3MM YoY, excluding notable items(1)(2)
- QoQ growth reflected higher net gains on SBA loan sales, growth in customer-related income and fees, and increased net gains on the sale of AFS securities
- Sold $68MM of SBA loans in 2Q26 for a net gain of $4MM, compared with $53MM sold in 1Q26 for a net gain of $3MM. Reflected higher volume of loans sold and higher sale premiums
- Customer driven income and fees, including deposit service fees, up 6% QoQ and up 18% YoY

(1) Noninterest income excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.
(2) Notable items in 2Q25 included a net loss on sales of securities AFS of $38.9MM from securities portfolio repositioning.

Hope Bancorp
8

Noninterest Expense Discipline & Improved Efficiency



Noninterest Expense
(excluding notable items)(1)(2)
($ Millions)
GAAP Noninterest Expense
$109.5
$96.9
$99.4
$94.5
$98.5
$92.2
$95.9
$99.3
$94.3
$96.4
$19.6
$9.2
$11.1
$52.3
$20.5
$9.7
$11.6
$54.1
$20.1
$9.8
$11.5
$57.9
$17.6
$9.9
$10.6
$56.2
$17.8
$10.3
$11.4
$56.9
2Q25
3Q25
4Q25
1Q26
2Q26
Salary & Employee Benefits
Occupancy & FF&E
Software & Data Processing
Other Expenses



Efficiency Ratio
115.8%
Reflects the close of the Territorial Bancorp acquisition (merger related costs) and the securities portfolio repositioning loss in 2Q25
68.2%
68.2%
67.0%
66.6%
69.1%
67.5%
68.2%
66.9%
65.2%
2Q25
3Q25
4Q25
1Q26
2Q26
Efficiency Ratio (GAAP)
Efficiency Ratio (ex. notable items)(2)

- 2Q26 GAAP noninterest expense of $98.5MM, up $2MM or 4% QoQ. 2Q26 notable items included $2MM of merger-related costs
- QoQ noninterest expense (ex-notable items)[2] increased 2%, reflecting prudent expense control across all key areas of operating expenses. 2Q26 revenue growth outpaced growth in expenses, resulting in positive operating leverage
- 2Q26 efficiency ratio (ex-notable items)[2] improved to 65.2%, down from 66.9% for 1Q26 and down from 69.1% for 2Q25

(1) The noninterest expense chart columns represent noninterest expense excluding notable items.

(2) Noninterest expense excluding notable items and efficiency ratio excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Hope Bancorp

9

Stable Asset Quality, Meaningfully Improved YoY

Allowance for Credit Losses & Coverage Ratio
($ Millions) (%)


$150
$153
$157
$155
$153
1.04%
1.05%
1.07%
1.06%
1.03%
6/30/25
9/30/25
12/31/25
3/31/26
6/30/26
ACL
ACL Coverage Ratio

Criticized Loan Ratio


2.87%
2.56%
2.39%
2.22%
2.24%
6/30/25
9/30/25
12/31/25
3/31/26
6/30/26
Total Criticized Loans as a % of Total Loans

Provision for Credit Losses & Net Charge-Offs
($ Millions)


0.33%
0.14%
0.10%
0.29%
0.24%
$11
$12
$9
$5
$7
$4
$9
$11
$7
$9
2Q25
3Q25
4Q25
1Q26
2Q26
Provision for Credit Losses
NCO
NCO Ratio (ann.)

Nonperforming Assets Ratio


0.61%
0.61%
0.73%
0.65%
0.59%
6/30/25
9/30/25
12/31/25
3/31/26
6/30/26
NPAs/Total Assets

- Allowance for credit losses ("ACL") of $153MM; ACL coverage ratio 1.03% of loans receivable at 06/30/26 vs. 1.06% at 03/31/26 and 1.04% at 06/30/25
- Criticized loans of $334MM at 06/30/26, up $9MM, or 3%, QoQ; meaningfully down $80MM, or 19%, YoY
- Criticized loan ratio 2.24% of total loans receivable at 06/30/26, vs. 2.22% at 03/31/26, and down 63bps YoY from 2.87% at 06/30/25
- Net charge-offs ("NCO") of $9MM in 2Q26, or 24bps of avg. loans annualized, down from $11MM, or 29bps of avg. loans annualized, in 1Q26
- 2Q26 provision for credit losses of $7MM, vs. $9MM in 1Q26, primarily reflected lower net charge-offs

Hope Bancorp
10

Management Financial Outlook for Full Year 2026 vs. 2025

Metric	2025 ($ Millions)	Outlook for 2026[1]	Comments
End-of-Period Gross Loans	$ 14,788	*~ 20% growth* (unchanged)	▪ Combination of organic growth and impact of the pending MANUBANK acquisition, expected to close in second half of 2026, subject to regulatory approvals and satisfaction of other customary closing conditions ▪ Moderating organic CRE loan growth ahead of the pending MANUBANK acquisition to manage pro forma loan concentration
Total Revenue[2] *(Net Interest Income + Noninterest Income) (excluding notable items)*	$ 538	*~ 15-20% growth* (unchanged)	▪ No Fed Funds target rate cuts or hikes assumed in 2026 ▪ Impact of MANUBANK operations after transaction close
Pre-Provision Net Revenue[2] *(excluding notable items)*	$ 169	*~ 25-30% growth* (unchanged)	▪ Cost savings benefits from pending MANUBANK acquisition to begin in 2027 ▪ Impact of MANUBANK operations after transaction close

(1) The Financial Outlook for 2026 is presented as of July 27, 2026, reflects the Company's updated financial outlook for full year 2026 vs. actual results for full year 2025, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. The Company's financial outlook for 2026 is dependent on macroeconomic factors, including, but not limited to, the impact of U.S. and global trade policies, geopolitical instability and international tensions, changes to market interest rates, and reflects expectations as of the date of this presentation. It is also dependent on the pending acquisition of the Commercial Banking Unit of SMBC MANUBANK, which is subject to regulatory approvals and other customary closing conditions. The Financial Outlook for 2026 contains Forward-Looking Statements and actual results or conditions may differ materially and adversely from those included in the Financial Outlook for 2026. Please refer to the "forward-looking statements" on Slide 2 of this presentation.

(2) Noninterest income excluding notable items and pre-tax, pre-provision revenue excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Hope Bancorp

11

APPENDIX

2Q26: Summary Balance Sheet ($ in millions, except per share data) 06/30/2026 03/31/2026 QoQ % change 06/30/2025 YoY % change Cash and due from banks $640.4 $594.8 8% $689.7 -7% Investment securities 2,179.3 2,186.0 0% 2,268.9 -4% Federal Home Loan Bank (“FHLB”) stock and other investments 70.4 68.8 2% 106.8 -34% Gross loans 15,034.2 14,737.1 2% 14,450.5 4% Allowance for credit losses (153.2) (155.1) -1% (149.5) 2% Goodwill and intangible assets 526.9 528.0 0% 525.4 0% Other assets 693.9 697.3 0% 658.3 5% Total assets $18,991.9 $18,656.9 2% $18,550.1 2% Deposits $15,876.5 $15,726.4 1% $15,943.4 0% Borrowings & other debt 583.7 396.3 47% 140.0 317% Other liabilities 235.8 250.8 -6% 239.5 -2% Total liabilities $16,696.0 $16,373.5 2% $16,322.9 2% Total stockholders’ equity $2,295.9 $2,283.4 1% $2,227.2 3% Book value per share $17.97 $17.86 1% $17.38 3% TCE per share(1) $13.85 $13.73 1% $13.28 4% TCE ratio(1) 9.58% 9.68% 9.44% Loan-to-deposit ratio 94.7% 93.7% 90.6% (1) TCE per share and TCE ratio are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. 13

2Q26: Summary Income Statement

($ in thousands, except share and per share data)	2Q26	1Q26	QoQ % change	2Q25	YoY % change
Net interest income before provision for credit losses	$128,969	$124,057	4%	$117,455	10%
Provision for credit losses	6,770	8,650	-22%	11,092	-39%
Net interest income after provision for credit losses	122,199	115,407	6%	106,363	15%
Noninterest income (loss)	18,850	16,967	11%	(22,956)	NM
Noninterest income excluding notable items[1]	18,850	16,967	11%	15,900	19%
Noninterest expense	98,464	94,455	4%	109,473	-10%
Noninterest expense excluding notable items[1]	96,406	94,279	2%	92,192	5%
Income (loss) before income taxes	42,585	37,919	12%	(26,066)	NM
Income tax provision (benefit)	9,554	8,379	14%	(1,316)	NM
Net income (loss)	**$33,031**	**$29,540**	**12%**	**$(24,750)**	**NM**
Net income excluding notable items[1]	**$34,499**	**$29,666**	**16%**	**$24,597**	**40%**
Earnings (loss) per share – Diluted	$0.26	$0.23	12%	$(0.19)	NM
Earnings per share excluding notable items[1] – Diluted	$0.27	$0.23	17%	$0.19	40%
Weighted Average Shares Outstanding – Diluted	128,308,861	128,723,654		128,001,605	

(1) Noninterest income excluding notable items, noninterest expense excluding notable items, net income excluding notable items, and diluted earnings per share excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Hope Bancorp

14

2Q26: Summary Profitability Ratios (Ratios, except per share data; annualized, except as noted) 2Q26 1Q26 2Q25 Earnings (loss) per common share – diluted (not annualized) $0.26 $0.23 $(0.19) Earnings per common share – diluted excluding notable items (not annualized)(1) $0.27 $0.23 $0.19 Return on average assets (“ROA”) 0.71% 0.64% -0.53% ROA excluding notable items(1) 0.74% 0.64% 0.53% Return on average equity (“ROE”) 5.76% 5.14% -4.45% ROE excluding notable items(1) 6.02% 5.16% 4.42% Return on average tangible common equity (“ROTCE”)(1) 7.48% 6.66% -5.83% ROTCE excluding notable items(1) 7.81% 6.69% 5.79% Net interest margin 2.96% 2.90% 2.69% Efficiency ratio (not annualized) 66.61% 66.98% 115.85% Efficiency ratio excluding notable items (not annualized)(1) 65.22% 66.85% 69.13% (1) Earnings per common share - diluted excluding notable items, ROA excluding notable items, ROE excluding notable items, ROTCE, ROTCE excluding notable items, and efficiency ratio excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. 15

2Q26: Non-GAAP Financial Measures Reconciliation

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Pre-provision Net Revenue (PPNR) Excluding Notable Items

($ in thousands)	2Q26	1Q26	2Q25
Net interest income	$128,969	$124,057	$117,455
Noninterest income	18,850	16,967	(22,956)
Revenue	$147,819	$141,024	$94,499
Less: noninterest expense	98,464	94,455	109,473
PPNR	**$49,355**	**$46,569**	**$(14,974)**
Notable items:			
Loss on investment portfolio repositioning	$-	$-	$38,856
FDIC special assessment expense (reversal)	-	(58)	-
Merger related costs	2,058	234	17,281
Total notable items included in PPNR	2,058	176	56,137
PPNR, excluding notable items	**$51,413**	**$46,745**	**$41,163**

Tangible Common Equity (TCE)

($ in thousands, except share and per share info)	06/30/2026	03/31/2026	06/30/2025
Total stockholders' equity	$2,295,852	$2,283,380	$2,227,248
Goodwill and core deposit intangible assets, net	(526,890)	(528,021)	(525,428)
TCE	**$1,768,962**	**$1,755,359**	**$1,701,820**
Total assets	$18,991,916	$18,656,864	$18,550,148
Goodwill and core deposit intangible assets, net	(526,890)	(528,021)	(525,428)
Tangible assets	**$18,465,026**	**$18,128,843**	**$18,024,720**
TCE ratio (TCE / tangible assets)	**9.58%**	**9.68%**	**9.44%**
Common shares outstanding	**127,741,836**	**127,822,689**	**128,124,458**
TCE per share	**$13.85**	**$13.73**	**$13.28**

Noninterest Income Excluding Notable Items

($ in thousands)	2Q26	1Q26	2Q25
Noninterest income (loss)	**$18,850**	**$16,967**	**$(22,956)**
Notable items:			
Loss on investment portfolio repositioning	-	-	38,856
Noninterest income excluding notable items	**$18,850**	**$16,967**	**$15,900**

Noninterest Expense & Efficiency Ratio Excluding Notable Items

($ in thousands)	2Q26	1Q26	2Q25
Noninterest expense	**$98,464**	**$94,455**	**$109,473**
Notable items:			
FDIC special assessment expense reversal	$-	$58	$-
Merger related costs	(2,058)	(234)	(17,281)
Noninterest expense excluding notable items	**$96,406**	**$94,279**	**$92,192**
Revenue	**$147,819**	**$141,024**	**$94,499**
Notable items:			
Loss on investment portfolio repositioning	-	-	38,856
Revenue excluding notable items	**$147,819**	**$141,024**	**$133,355**
Efficiency ratio excluding notable items	65.22%	66.85%	69.13%

Hope Bancorp

16

2Q26: Non-GAAP Financial Measures Reconciliation (cont'd)

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Profitability & Ratios Excluding Notable Items

($ in thousands, except share and per share info)	2Q26	1Q26	2Q25
Net income (loss) (GAAP)	**$33,031**	**$29,540**	**$(24,750)**
Notable items:			
Merger related provision for credit losses	$-	$-	$553
Loss on investment portfolio repositioning	-	-	38,856
FDIC special assessment expense (reversal)	-	(58)	-
Merger related costs	2,058	234	17,281
Total notable items included in pre-tax income	**$2,058**	**$176**	**$56,690**
Tax effect on notable items in pre-tax income	(590)	(50)	(12,221)
Notable impact from CA tax apportionment law change	—	—	4,878
Total notable items, net of tax	1,468	126	49,347
Net income excluding notable items	**$34,499**	**$29,666**	**$24,597**
Diluted common shares	128,308,861	128,723,654	128,223,991
EPS excluding notable items	**$0.27**	**$0.23**	**$0.19**
Average assets	18,707,236	18,521,103	18,728,721
ROA excluding notable items (annualized)	**0.74%**	**0.64%**	**0.53%**
Average stockholders' equity	2,293,446	2,299,203	2,224,489
ROE excluding notable items (annualized)	**6.02%**	**5.16%**	**4.42%**
Average TCE	1,765,852	1,773,671	1,699,441
ROTCE excluding notable items (annualized)	**7.81%**	**6.69%**	**5.79%**

Hope Bancorp

17

2Q26: Diversified CRE Portfolio with Low LTVs Total CRE: Distribution by LTV (excl. SBA) < 50%, 59% 50% - 55%: 9% > 55% - 60%: 9% > 70%: 8%$8.5B CRE Portfolio (at 06/30/26) 47% Weighted Avg LTV(1) (1) Excludes loans held for sale. (2) Weighted average loan-to-value (“LTV”): Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. • Total CRE loans of $8.5B at 06/30/26. Portfolio consists of $4.6B of nonowner-occupied CRE, $2.8B of owner-occupied CRE, and $1.2B of multifamily residential loans $8.5B CRE Portfolio (at 06/30/26) As a % of Loans(1): Avg Loan Size: Weighted Avg LTV(2): 11% Multi-tenant Retail $1,586MM $2.5MM 41.9% 9% Industrial & Warehouse $1,303MM $2.7MM 41.7% 8% Gas Station & Car Wash $1,178MM $2.0MM 50.7% 8% Multifamily $1,171MM $2.4MM 59.8% 6% Hotel/Motel $821MM $2.2MM 42.2% 5% Mixed Use $728MM $2.0MM 49.4% 4% Single-tenant $631MM $1.5MM 46.2% 2% Office $349MM $2.1MM 52.3% 5% All Other $750MM $1.6MM 40.5% 18

2Q26: Granular CRE Portfolio, Diversified by Submarket

CRE Portfolio by Size Segment

Loan Size (at 06/30/26)	Balance ($ Millions)	# of Loans	Average Loan Size ($ Millions)	Weighted Average LTV(1)
> $30MM	$ 388	10	$ 38.8	61.2%
$20MM - $30MM	555	24	23.1	51.9%
$10MM - $20MM	1,375	101	13.6	50.5%
$5MM - $10MM	1,612	234	6.9	48.5%
$2MM - $5MM	2,399	760	3.2	46.3%
< $2MM	2,188	2,858	0.8	40.2%
Total CRE Portfolio	**$ 8,517**	**3,987**	**$ 2.1**	**47.0%**

- Loan-to-value ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees

(1) Weighted average LTV: Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot

06/30/2026
CRE Portfolio by Geographic Submarket
($ Millions)



$8.5B
CRE Portfolio
(at 06/30/26)
Nevada
Georgia
Other States
Illinois
Arizona
Washington
Texas
New Jersey
Other New York
Kings County
Queens County
Manhattan
Other NorCal
Greater SF Bay Area
San Francisco, $45
LA Fashion District
Gateway Cities
San Gabriel Valley
South Bay
LA Koreatown
Other LA County
(No exposure to downtown LA commercial business district)
Orange County
San Bernardino County
Riverside County
Other SoCal
$505
$117
$178
$108
$124
$168
$685
$366
$367
$248
$399
$218
$371
$227
$427
$235
$290
$535
$1,307
$465
$220
$193
$546
$172
SoCal
NorCal
NY/NJ
Texas
Washington
Arizona
Illinois
Georgia
Nevada
Other

Hope Bancorp

19

California $9.3B New York & New Jersey $2.6B Hawaii $2.0B Other States $2.0B 2Q26: California Core with a Diversified National Deposit Franchise Deposits by State at 06/30/26 $15.9B Total Deposits (at 06/30/26) 20 • California represents 59% of total deposits. More than 40% of deposits are sourced outside the state, providing meaningful geographic diversification • Our branches are concentrated in attractive metropolitan areas with strong commercial activity and customer relationships • Hawaii continues to build momentum following the Territorial Bancorp acquisition, with customer retail deposits in Hawaii up 6% year-to-date in 2026 (12%) (13%) (16%) (59%)

Thank you